As Filed with the Securities and Exchange Commission on January 29, 2004

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

January 22, 2004

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State of Incorporation)

1-6523
(Commission File Number)

56-0906609
(IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina
(Address of principal executive offices)

28255
(Zip Code)

(800) 299-2265
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

         By action dated January 22, 2004, a Committee previously appointed by the Board of Directors of the Registrant, approved the public offering of an aggregate principal amount of $1,000,000,000 of the Registrant's 3 3/8% Senior Notes, due 2009 (the "Senior Notes"), to various underwriters (the "Senior Underwriters") and otherwise established the terms and conditions of the Senior Notes and the sale thereof. The resolutions of the Committee with respect to the Senior Notes are included as a part of Exhibit 99.1 hereto.

         On January 22, 2004, the Registrant entered into an underwriting agreement with the various Senior Underwriters (the "Senior Underwriting Agreement") for the Senior Notes. The terms of the offering and the Senior Notes are described in the Registrant's Prospectus dated August 20, 2002 constituting a part of the Registration Statement (hereinafter described), as supplemented by a final Global Prospectus Supplement dated January 22, 2004. The Senior Underwriting Agreement is included as Exhibit 1.1 hereto.

         The Senior Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-97197, as amended ("Registration No. 333-97197"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended. Registration No. 333-97197 registered up to $20,000,000,000 aggregate initial offering price of the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated January 22, 2004 with respect to the offering of the 3 3/8% Senior Notes, due 2009
4.1	Form of 3 3/8% Senior Note, due 2009
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 3 3/8% Senior Notes, due 2009
99.1	Resolutions dated January 22, 2004 of a Committee of the Board of Directors with respect to the terms of the offering of the 3 3/8% Senior Notes, due 2009
99.2	News Release disseminated on January 22, 2004 regarding the sale of the 3 3/8% Senior Notes, due 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                 BANK OF AMERICA CORPORATION

                                                                                 By: /s/ TERESA M. BRENNER
                                                                                            TERESA M. BRENNER
                                                                                            Associate General Counsel

Dated: January 29, 2004

INDEX TO EXHIBITS
EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	Underwriting Agreement dated January 22, 2004 with respect to the offering of the 3 3/8% Senior Notes, due 2009
4.1	Form of 3 3/8% Senior Note, due 2009
5.1	Form of Opinion of Helms Mulliss & Wicker, PLLC, regarding legality of the 3 3/8% Senior Notes, due 2009
99.1	Resolutions dated January 22, 2004 of a Committee of the Board of Directors with respect to the terms of the offering of the 3 3/8% Senior Notes, due 2009
99.2	News Release disseminated on January 22, 2004 regarding the sale of the 3 3/8% Senior Notes, due 2009